Deferred Revenues	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Deferred Revenues

10. DEFERRED REVENUES

Deferred revenues are comprised of the following:

	December 31,
	2018	2017
Real estate lot sales deposits	$995,327	$1,685,725
Other	43,165	46,939
Total	$1,038,492	$1,732,664

The Company accepts deposits in conjunction with agreements to sell real estate building lots at Algodon Wine Estates in the Mendoza wine region of Argentina. These lot sale deposits are generally denominated in U.S. dollars. As of December 31, 2018, and 2017, the Company had executed agreements to sell real estate building lots for aggregate proceeds of $3,725,867 and $3,667,423, respectively. To date, twenty-five lots have been sold. Revenue is recorded when the sale closes, and the deeds are issued. During 2018, the Company closed on the sale of all 25 lots and recorded revenue of $1,468,000.